UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 2, 2013

Active Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12
Austin, Texas 78758
(Address of principal executive offices, including zip code)

(512) 836-6464
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Resignation of J. Douglas Milner.

On July 2, 2013, J. Douglas Milner resigned as the President and Chief Executive Officer of Active Power, Inc. (the “Company”) effective July 29, 2013.  Mr. Milner informed the Board that he has accepted an offer to pursue a new opportunity.  On July 8, 2013, Mr. Milner resigned as a member of the Company’s Board of Directors (the “Board”) effective immediately.

(c)

Appointment of Ake Almgren as Interim President and Chief Executive Officer.

On July 5, 2013, the Board appointed Ake Almgren to serve as the interim Chief Executive Officer and President of the Company, upon the effectiveness of Mr. Milner’s resignation as the Company’s President and Chief Executive Officer.

Dr. Almgren, 67, has served as a member of the Board since March 2004 and as Chairman since December 2012. From March 2009 until September 2011, Dr. Almgren served as the Chief Executive Officer and President of International Battery, a manufacturer of lithium ion cells and batteries. Since May 2003, Dr. Almgren has also served as President of his consultant company, ORKAS Inc. From July 1998 to May 2003, Dr. Almgren served as Chief Executive Officer and President of Capstone Turbine Corp. Prior to his employment at Capstone, Dr. Almgren had a 26-year career at ASEA Brown Boveri Limited (ABB), a worldwide power solutions company, where he was President of several ABB companies, including ABB Power T&D Co., involved in electric transmission and distribution equipment and systems worldwide. Dr. Almgren also serves on the board of managers of PJM Interconnect LLC. Dr. Almgren holds a Ph.D. in Engineering from Linkopings Tekniska Hogskola in Sweden and a Masters of Mechanical Engineering from the Royal Institute of Technology in Stockholm, Sweden.

There are no family relationships between Dr. Almgren and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will reimburse Dr. Almgren for approved reasonable and customary out-of-pocket expenses incurred in connection with his service as interim President and Chief Executive Officer, including travel and lodging expenses.  The Board has not yet determined whether Dr. Almgren will receive any additional compensation for serving as interim President and Chief Executive Officer.

(e)

The information set forth above under Item 5.02(c) is hereby incorporated by reference into this Item 5.02(e).

Item 7.01.	Regulation FD Disclosure.

On July 9, 2013, the Company issued a press release announcing the management changes set forth in Item 5.02 of this Form 8-K.  A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Date: July 9, 2013	By:	/s/ Steven R. Fife
Steven R. Fife
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Active Power, Inc. dated July 9, 2013.